SUPPLEMENT DATED APRIL 14, 2020
TO THE PROSPECTUS DATED SEPTEMBER 28, 2019, AS SUPPLEMENTED
OF
BMT MULTI-CAP FUND
(a series of BMT Investment Funds)
The following is added to the “Summary” and “Investment Objective, Principal Investment Strategies and Related Risks” sections of the prospectus:
On April 9, 2020, the Board of Trustees of BMT Investment Funds (the “Trust”), on behalf of the BMT Multi-Cap Fund (the “Fund”), approved a proposal to liquidate and dissolve the Fund and the Trust. The liquidation is anticipated to occur no later than April 30, 2020 (the “Liquidation Date”), but may be delayed if unforeseen circumstances arise. Shareholders should be aware that while the Fund is preparing to liquidate, which is anticipated to commence immediately, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.
Effective at the close of market (4:00 p.m. Eastern time) on April 14, the Fund will be closed to all new investors.
Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gains. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation.

Please keep this supplement with your Prospectus for future reference.